Exhibit 99.1

FOR IMMEDIATE RELEASE

Ultimate Reports Q1 2010 Financial Results
Recurring Revenues Up by 28%, Total Revenues Up by 14%

Weston, FL, April 27, 2010 — Ultimate Software (Nasdaq: ULTI), the leading provider of unified, end-to-end human capital management (HCM) SaaS solutions in North America, announced today its financial results for the first quarter of 2010. For the quarter ended March 31, 2010, Ultimate reported total revenues of $55.7 million, an increase of 14%, and recurring revenues of $39.5 million, a 28% increase, both compared with 2009’s first quarter. GAAP net income for the first quarter of 2010 was $0.3 million, or $0.01 per diluted share, versus a GAAP net loss of $0.4 million, or $0.02 per diluted share, for the first quarter of 2009.

Non-GAAP net income, which excludes stock-based compensation and amortization of acquired intangible assets, was $2.4 million, or $0.09 per diluted share, for the first quarter of 2010 compared with non-GAAP net income of $1.7 million, or $0.07 per diluted share, for the first quarter of 2009.  See “Use of Non-GAAP Financial Information” below.

“Our 2010 first quarter recurring revenues were in line with our expectations. We finished the quarter with 1,031 associates and exceeded our operating margin goal by 20%,” said Scott Scherr, CEO, president, and founder of Ultimate.

Ultimate’s financial results teleconference will be held today, April 27, 2010, at 5:00 p.m. Eastern Time, through Vcall at http://www.investorcalendar.com/IC/CEPage.asp?ID=156673. The call will be available for replay at the same address beginning at 9:00 p.m. Eastern Time the same day. Windows Media Player or Real Player software is required to listen to the call and can be downloaded from the site. Forward-looking information about future company performance will be discussed during the teleconference call.

Financial Highlights

▪
Ultimate’s total revenues for the first quarter of 2010 increased by 18% compared with the first quarter of 2009, excluding license revenues from 2010 and 2009. Excluding license revenues, the incremental non-GAAP operating margin was 30% for the first quarter of 2010.

▪
Recurring revenues grew by 28% for the first quarter of 2010 compared with 2009’s first quarter. The increase was primarily attributable to revenue growth from our Software-as-a-Service (“SaaS”) offering. Recurring revenues for the first quarter of 2010 were 71% of total revenues as compared with 63% of total revenues for the same period of last year.

▪	The operating margin (on a non-GAAP basis) for the first quarter of 2010 was $4.0 million, or 7.2%.

▪	Ultimate’s annualized retention rate was 96% for its existing recurring revenue customer base.

▪
The combination of cash, cash equivalents, and marketable securities was $35.1 million as of March 31, 2010, compared with $33.2 million as of December 31, 2009. For the quarter ended March 31, 2010, Ultimate generated $5.0 million in cash from operations and repurchased 120,500 shares of our issued and outstanding $0.01 par value common stock for $3.7 million, under its previously announced stock repurchase plan. As of March 31, 2010, we had 894,075 shares available for repurchase in the future under our stock repurchase plan.

▪	Days sales outstanding were 61 days at March 31, 2010, representing a reduction of 7 days compared with days sales outstanding at December 31, 2009.

Financial Outlook

2010 Financial Guidance:

Ultimate provides the following financial guidance for the second quarter ending June 30, 2010 and full year 2010:

For the second quarter of 2010:

▪	Recurring revenues of approximately $41 million;

▪	Total revenues of approximately $54 million; and

▪	Operating margins, on a non-GAAP basis (discussed below), of approximately 6%.

For the year 2010:

▪	Recurring revenues to increase by approximately 27% in 2010 over those in 2009;

▪	Total revenues to increase by approximately 18% over those in 2009; and

▪	Operating margins, on a non-GAAP basis (discussed below), to be approximately 10%.

Operating margin expectations were determined on a non-GAAP basis using the methodologies identified under the caption “Use of Non-GAAP Financial Information” in this press release. Non-cash equity-based compensation expense for 2010 is expected to be between $13.5 million and $14.0 million.

Forward-Looking Statements
Certain statements in this press release are, and certain statements on the teleconference call may be, forward-looking statements within the meaning provided under the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are made only as of the date hereof. These statements involve known and unknown risks and uncertainties that may cause Ultimate’s actual results to differ materially from those stated or implied by such forward-looking statements, including risks and uncertainties associated with fluctuations in Ultimate’s quarterly operating results, concentration of Ultimate’s product offerings, development risks involved with new products and technologies, competition, contract renewals with business partners, compliance by our customers with the terms of their contracts with us, and other factors disclosed in Ultimate’s filings with the Securities and Exchange Commission. Ultimate undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

About Ultimate
The leading provider of unified, end-to-end human capital management Software-as-a-Service (“SaaS”) solutions in North America, Ultimate markets its award-winning UltiPro solution as an on-demand service through SaaS. Based in Weston, FL, Ultimate employs approximately 1,000 professionals who are focused on developing the highest quality products and services. In 2009, Ultimate was awarded first place in the People’s Choice Stevie® competition for Favorite New SaaS Product and was ranked the #1 best medium-sized company to work for in America by the Great Place to Work® Institute for the second consecutive year. In 2008, Ultimate was the first HR/payroll SaaS provider to be audited and awarded the ISO/IEC 27001:2005 Certification for security management and was recognized for having the #1 “Best Product Development Team” in the nation by the American Business Awards. Ultimate has more than 1,900 customers representing diverse industries, including such organizations as The Container Store, Culligan International, Elizabeth Arden, Major League Baseball, The New York Yankees Baseball Team, and Ruth’s Chris Steak House. More information on Ultimate’s products and services can be found at www.ultimatesoftware.com.

UltiPro is a registered trademark of The Ultimate Software Group, Inc. All other trademarks referenced are the property of their respective owners.

Contact:                 Mitchell K. Dauerman
Chief Financial Officer and Investor Relations
Phone: 954-331-7369
Email: IR@ultimatesoftware.com

THE ULTIMATE SOFTWARE GROUP, INC. AND SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)
	For the Three Months
	Ended March 31,
	2010	2009
Revenues :
Recurring	$39,476	$30,888
Services	15,591	15,930
License	628	2,001
Total revenues	55,695	48,819
Cost of revenues :
Recurring	11,433	8,906
Services	13,181	12,327
License	100	337
Total cost of revenues	24,714	21,570
Gross profit	30,981	27,249
Operating expenses :
Sales and marketing	15,116	13,835
Research and development	10,293	9,338
General and administrative	5,016	4,557
Total operating expenses	30,425	27,730
Operating income (loss)	556	(481)
Other income (expense) :
Interest and other expense	(48)	(44)
Other income, net	14	72
Total other income (expense), net	(34)	28
Income (loss) before income taxes	522	(453)
(Expense) benefit for income taxes, net	(267)	40
Net income (loss)	$255	$(413)

Net income (loss) per share :
Basic	$0.01	$(0.02)
Diluted	$0.01	$(0.02)

Weighted average shares outstanding :
Basic	24,755	24,292
Diluted	26,823	24,292

The following table sets forth the stock-based compensation expense (excluding the income tax effect, or “gross”) resulting from stock-based arrangements and the amortization of acquired intangibles that are recorded in Ultimate’s unaudited condensed consolidated statements of operations for the periods indicated (in thousands):

	For the Three Months Ended March 31,
	2010	2009
Stock-based compensation:
Cost of recurring revenues	$217	$165
Cost of service revenues	341	344
Sales and marketing	1,719	1,788
Research and development	327	302
General and administrative	787	716
Total non-cash stock-based compensation expense	$3,391	$3,315

Amortization of acquired intangibles:
General and administrative	$74	$46

THE ULTIMATE SOFTWARE GROUP, INC. AND SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
	As of	As of
	March 31,	December 31,
	2010	2009
ASSETS
Current assets:
Cash and cash equivalents	$25,583	$23,684
Short-term investments in marketable securities	8,286	8,079
Accounts receivable, net	37,880	38,450
Prepaid expenses and other current assets	16,649	15,594
Deferred tax assets, net	1,137	1,128
Total current assets before funds held for clients	89,535	86,935
Funds held for clients	73,814	23,560
Total current assets	163,349	110,495
Property and equipment, net	18,965	19,496
Capitalized software, net	4,125	4,463
Goodwill	3,025	3,198
Long-term investments in marketable securities	1,239	1,444
Other assets, net	12,185	12,298
Long-term deferred tax assets, net	20,171	19,736
Total assets	$223,059	$171,130
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$5,909	$4,476
Accrued expenses	9,112	9,972
Current portion of deferred revenue	59,380	60,980
Current portion of capital lease obligations	1,952	1,897
Total current liabilities before client fund obligations	76,353	77,325
Client fund obligations	73,814	23,560
Total current liabilities	150,167	100,885
Deferred revenue, net of current portion	7,785	7,579
Deferred rent	3,113	3,186
Capital lease obligations, net of current portion	1,910	1,710
Total liabilities	162,975	113,360

Stockholders’ equity:
Preferred Stock, $.01 par value	–	–
Series A Junior Participating Preferred Stock, $.01 par value	–	–
Common Stock, $.01 par value	280	276
Additional paid-in capital	190,133	184,256
Accumulated other comprehensive loss	(834)	(696)
Accumulated deficit	(54,155)	(54,410)
	135,424	129,426
Treasury stock, at cost	(75,340)	(71,656)
Total stockholders’ equity	60,084	57,770
Total liabilities and stockholders’ equity	$223,059	$171,130

THE ULTIMATE SOFTWARE GROUP, INC. AND SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
	For the Three Months Ended
	March 31,
	2010	2009
Cash flows from operating activities:
Net income (loss)	$255	$(413)
Adjustments to reconcile net income (loss) to net cash
provided by operating activities:
Depreciation and amortization	3,021	2,928
Provision for doubtful accounts	554	376
Tax charge for equity awards	(516)	–
Non-cash stock-based compensation expense	3,391	3,315
Deferred income taxes	208	(40)
Changes in operating assets and liabilities:
Accounts receivable	16	5,885
Prepaid expenses and other current assets	(1,055)	(210)
Other assets	39	–
Accounts payable	1,433	(1,651)
Accrued expenses and deferred rent	(933)	(4,499)
Deferred revenue	(1,394)	(2,228)
Net cash provided by operating activities	5,019	3,463

Cash flows from investing activities:
Purchases of marketable securities	(2,100)	(308)
Maturities of marketable securities	2,098	3,304
Net purchases of client funds securities	(50,254)	(3,149)
Capitalized software	–	(630)
Purchases of property and equipment	(1,207)	(1,173)
Net cash used in investing activities	(51,463)	(1,956)

Cash flows from financing activities:
Repurchases of Common Stock	(3,684)	–
Principal payments on capital lease obligations	(614)	(605)
Net increase in client fund obligations	50,254	3,149
Net proceeds from issuances of Common Stock	2,352	443
Net cash provided by financing activities	48,308	2,987

Effect of foreign currency exchange rate changes on cash	35	(3)
Net increase in cash and cash equivalents	1,899	4,491
Cash and cash equivalents, beginning of period	23,684	17,200
Cash and cash equivalents, end of period	25,583	21,691

Supplemental disclosure of cash flow information:
Cash paid for interest	$43	$35
Cash paid for income taxes	$18	$34

Supplemental disclosure of non-cash financing activities:
-	Ultimate entered into capital lease obligations to acquire new equipment totaling $869 and $747 for the three months ended March 31, 2010 and 2009, respectively.
-	Ultimate entered into an agreement to purchase certain source code from a third-party vendor for $2.0 million, of which $0.5 million was paid during the three months ended
March 31, 2009. There were no payments during the three months ended March 31, 2010.

THE ULTIMATE SOFTWARE GROUP, INC. AND SUBSIDIARIES
Unaudited Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures
(In thousands, except per share amounts)

	Three Months Ended March 31,
	2010	2009

Non-GAAP operating income (loss) reconciliation:
Operating income (loss)	$556	$(481)
Operating income (loss) as a % of total revenues	1.0%	(1.0)%
Add back:
Non-cash stock-based compensation	3,391	3,315
Non-cash amortization of acquired intangible assets	74	46
Non-GAAP operating income	$4,021	$2,880
Non-GAAP operating income, as a % of total revenues	7.2%	5.9%

Non-GAAP net income (loss) reconciliation:
Net income (loss)	$255	$(413)
Add back:
Non-cash stock-based compensation	3,391	3,315
Non-cash amortization of acquired intangible assets	74	46
Income tax effect	(1,368)	(1,288)
Non-GAAP net income	$2,352	$1,660

Non-GAAP net income (loss) per diluted share reconciliation: (1)
Net income (loss) per diluted share	$0.01	$(0.02)
Add back:
Non-cash stock-based compensation	0.13	0.13
Non-cash amortization of acquired intangible assets	–	–
Income tax effect	(0.05)	(0.04)
Non-GAAP net income per diluted share	$0.09	$0.07

Shares used in calculation of GAAP and non-GAAP net income (loss) per share
Basic	24,755	24,292
Diluted	26,823	25,487

(1)	Non-GAAP net income (loss) per diluted share reconciliation is calculated on a diluted weighted average share basis for GAAP net income (loss) periods.

Use of Non-GAAP Financial Information

This press release contains non-GAAP financial measures. Ultimate believes that non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Ultimate’s financial condition and results of operations. Ultimate’s management uses these non-GAAP results to compare Ultimate’s performance to that of prior periods for trend analyses, for purposes of determining executive incentive compensation, and for budget and planning purposes. These measures are used in monthly financial reports prepared for management and in quarterly financial reports presented to Ultimate’s Board of Directors. These measures may be different from non-GAAP financial measures used by other companies.

These non-GAAP measures should not be considered in isolation or as an alternative to such measures determined in accordance with generally accepted accounting principles in the United States (GAAP). The principal limitation of these non-GAAP financial measures is that they exclude significant expenses that are required by GAAP to be recorded. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expenses are excluded from the non-GAAP financial measures.

To compensate for these limitations, Ultimate presents its non-GAAP financial measures in connection with its GAAP results. Ultimate strongly urges investors and potential investors in Ultimate’s securities to review the reconciliation of its non-GAAP financial measures to the comparable GAAP financial measures that are included in this press release (under the caption “Unaudited Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures”) and not to rely on any single financial measure to evaluate its business.

Ultimate presents the following non-GAAP financial measures in this press release: non-GAAP operating income (loss), non-GAAP net income (loss) and non-GAAP net income (loss) per diluted share. We exclude the following items from these non-GAAP financial measures as appropriate:

Stock-based compensation. Ultimate’s non-GAAP financial measures exclude stock-based compensation, which consists of expenses for stock options and stock awards recorded in accordance with ACS 718 (formerly SFAS 123(R)). For the three months ended March 31, 2010, stock-based compensation was $3.4 million on a pre-tax basis. For the three months ended March 31, 2009, stock-based compensation was $3.3 million on a pre-tax basis. Stock-based compensation expenses are excluded from the non-GAAP financial measures because they are non-cash expenses that Ultimate does not consider part of ongoing operations when assessing its financial performance. Ultimate believes that such exclusion provides meaningful supplemental information regarding Ultimate’s operating results because these non-GAAP financial measures facilitate the comparison of results of ongoing operations for current and future periods with such results from past periods. The dilutive effect of all outstanding options is included in the calculation of pre-tax income (loss) and net income (loss) per diluted share on both a GAAP and a non-GAAP basis.

Amortization of acquired intangible assets. In accordance with GAAP, operating expenses include amortization of acquired intangible assets over the estimated useful lives of such assets. For the three months ended March 31, 2010, the amortization of acquired intangible assets was $74 thousand.  For the three months ended March 31, 2009, the amortization of acquired intangible assets was $46 thousand.  Amortization of acquired intangible assets is excluded from Ultimate’s non-GAAP financial measures because it is a non-cash expense that Ultimate does not consider part of ongoing operations when assessing its financial performance. Ultimate believes that such exclusion facilitates comparisons to its historical operating results and to the results of other companies in the same industry, which have their own unique acquisition histories.